Drilling units	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Drilling units
Drilling units
Changes in drilling units for the periods presented in this report were as follows:

(In $ millions)	Cost	Accumulated depreciation	Net book value
Opening balance as at January 1, 2018 (Predecessor)	17,335	(4,119)	13,216
Additions	117	—	117
Depreciation	—	(388)	(388)
Impairment	(414)	—	(414)
Closing balance as at July 1, 2018 (Predecessor)	17,038	(4,507)	12,531
Fresh Start adjustments	(10,241)	4,507	(5,734)

Opening balance as at July 2, 2018 (Successor)	6,797	—	6,797
Additions	93	—	93
Depreciation	—	(231)	(231)
Closing balance as at December 31, 2018 (Successor)	6,890	(231)	6,659
Additions	158	—	158
Depreciation	—	(416)	(416)
Closing balance as at December 31, 2019 (Successor)	7,048	(647)	6,401

We recognized an impairment expense of $414 million which was classified within "Loss on impairment of long-lived assets" on our Consolidated Statement of Operations for the period from January 1, 2018 through July 1, 2018 (Predecessor). Please refer to Note 9- Other operating items for further information.
On emergence from Chapter 11, the carrying values of our drilling units were adjusted to fair value and the accumulated depreciation of each asset was reset to nil. The loss of $5,734 million was recognized in the Consolidated Statement of Operations under the heading "Reorganization items".
As at December 31, 2019, as part of the joint venture with Gulfdrill, we have leased the West Castor to Gulfdrill. The net book value of the West Castor was $53 million split between $72 million cost offset by $19 million accumulated depreciation. Refer to Note 24 - Leases for further information.